PPL ENERGY SUPPLY, LLC

$300,000,000
5.40% Senior Notes due 2014

UNDERWRITING AGREEMENT

August 16, 2004

Barclays Capital Inc.,
Citigroup Global Markets Inc.,
Morgan Stanley & Co. Incorporated,
As Representatives of the Several Underwriters,
c/o Barclays Capital Inc.,
200 Park Avenue,
New York, New York 10166.

Ladies and Gentlemen:

1.   Introductory.

PPL Energy Supply, LLC, a limited liability company organized under the laws of the State of Delaware (the "Company"), proposes to issue and sell, and the several Underwriters named in Section 3 hereof (the "Underwriters"), for whom you are acting as representatives (the "Representatives") propose, severally and not jointly, to purchase, upon the terms and conditions set forth herein, $300,000,000 aggregate principal amount of the Company's 5.40% Senior Notes due 2014 (the "Notes") to be issued under an Indenture, dated as of October 1, 2001, between the Company and JPMorgan Chase Bank (formerly The Chase Manhattan Bank), as trustee thereunder (the "Trustee"), as supplemented by Supplemental Indenture No. 2 ("Supplemental Indenture No. 2"), to be dated as of August 15, 2004 (as so supplemented, the "Indenture").

2.   Representations and Warranties.

The Company represents and warrants to, and agrees with, the several Underwriters that:

(a)   The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement (No. 333-116477) on Form S-3, including a prospectus, covering the registration of the Notes under the Securities Act of 1933, as amended (the "Act"), and such registration statement has become effective. Such registration statement, as amended at the time of its effectiveness, and any post-effective amendment thereto filed subsequent to the date hereof, are hereinafter referred to as the "Registration Statement." The prospectus dated as of June 23, 2004, as supplemented to reflect the terms of the offering and sale of the Notes by a prospectus supplement to be filed with the Commission pursuant to Rule 424(b) of the published rules and regulations of the Commission (the "Rules and Regulations") under the Act, including all material incorporated by reference therein, is hereinafter referred to as the "Prospectus." Any reference herein to the Registration Statement or the Prospectus shall be deemed to refer to and include all documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act and the information, if any, deemed to be part thereof pursuant to Rule 430A(b) of the Rules and Regulations. Any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing after the date of this agreement and prior to the termination of the offering of the Notes by the Underwriters of any document under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), deemed to be incorporated therein by reference;

(b)   On its effective date, the Registration Statement conformed in all material respects to the requirements of the Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the Rules and Regulations thereunder and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and to the Company's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission; as of its date and on the date of this Agreement, the Prospectus conformed or conforms in all material respects to the requirements of the Act and the Rules and Regulations thereunder, and the Prospectus did not and does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and as of the date of any amendment or supplement thereto will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and, as of the date of this Agreement, no post-effective amendment to the Registration Statement was required to be filed under the Act and the Rules and Regulations thereunder, provided that the foregoing representations and warranties in this subsection (b) shall not apply to statements or omissions made in reliance upon and in conformity with information furnished hereunder or otherwise in writing to the Company by or on behalf of any Underwriter for use in connection with the preparation of the Registration Statement or the Prospectus or to any statements in or omissions from the Statement of Eligibility of the Trustee under the Indenture. At the effective date of the Registration Statement, the Indenture conformed in all material respects to the Trust Indenture Act and the rules and regulations thereunder;

(c)   The Company has been duly formed and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, has the power and authority to own its property and to conduct its business as described in the Prospectus and to enter and perform its obligations under this Agreement, the Indenture and the Notes and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

(d)   The Notes have been duly authorized by the Company and, when issued, authenticated and delivered in the manner provided for in the Indenture and delivered against payment of the consideration therefor, will constitute valid and binding obligations of the Company enforceable in accordance with their terms, except to the extent limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or moratorium laws or by other laws now or hereafter in effect relating to or affecting the enforcement of creditors' rights and by general equitable principles (regardless of whether considered in a proceeding in equity or at law), an implied covenant of good faith and fair dealing and consideration of public policy, and federal or state securities law limitations on indemnification and contribution (the "Enforceability Exceptions"); the Notes will be in the forms established pursuant to, and entitled to the benefits of, the Indenture; and the Notes will conform in all material respects to the statements relating thereto contained in the Prospectus;

(e)   The Indenture has been duly authorized by the Company and, when Supplemental Indenture No. 2 is executed and delivered by the Company, and assuming due authorization, execution and delivery of Supplemental Indenture No. 2 by the Trustee, will constitute a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, except to the extent limited by the Enforceability Exceptions; the Indenture conforms and will conform in all material respects to the statements relating thereto contained in the Prospectus; and at the effective date of the Registration Statement, the Indenture was duly qualified under the Trust Indenture Act;

(f)   The Company is in compliance in all material respects with its Certificate of Formation and Limited Liability Company Agreement;

(g)   No consent, approval, authorization, order, registration or qualification of or with any federal, state or local governmental agency or body or any federal, state or local court is required to be obtained by the Company in connection with its execution and delivery of this Agreement, the Indenture or the Notes, or the performance by the Company of its obligations hereunder or thereunder, except such as have been obtained and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Notes by the Underwriters in the manner contemplated herein and in the Prospectus;

(h)   Neither the execution and delivery of this Agreement or Supplemental Indenture No. 2 or the issue and sale of the Notes, nor the consummation of any of the transactions herein or therein contemplated, will violate any law or any regulation, order, writ, injunction or decree of any court or governmental instrumentality applicable to the Company, or result in a breach or violation of any of the terms and provisions of, or constitute a default under, the Company's Certificate of Formation or Limited Liability Company Agreement, or any material agreement or instrument to which the Company or any of its subsidiaries is a party or by which it is bound, except in each case for such violations, breaches or defaults that would not in the aggregate have a material adverse effect on the Company's ability to perform its obligations hereunder or thereunder; and

(i)   The Company is not subject to regulation under the Public Utility Holding Company Act of 1935, as amended ("PUHCA") as a "registered holding company", or as a "subsidiary company", "affiliate" or "associate company" of a "registered holding company", within the meaning of PUHCA;

(j)   The consolidated financial statements of the Company and its subsidiaries, together with the related notes and schedules, each set forth or incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations thereunder; such audited financial statements have been prepared in all material respects in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and no material modifications are required to be made to the unaudited interim financial statements for them to be in conformity with generally accepted accounting principles;

(k)   This Agreement has been duly and validly authorized, executed and delivered by the Company;

(l)   Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein or contemplated thereby, there has been no event or occurrence that would result in a material adverse change in the financial position or results of operations of the Company and its subsidiaries taken as a whole;

(m)   The Company is not, and after giving effect to the offering and sale of the Notes and the application of the proceeds thereof as described in the Prospectus, will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

(n)   PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company and its subsidiaries, is an independent registered public accounting firm with respect to the Company and its subsidiaries as required by the Securities Act; and

(o)   The Company maintains systems of internal accounting controls sufficient to provide reasonable assurance that transactions are executed in accordance with management's authorizations and transactions are recorded as necessary to permit preparation of financial statements.

Each of you, as one of the several Underwriters, represents and warrants to, and agrees with, the Company, its directors and such of its officers as shall have signed the Registration Statement, and to each other Underwriter, that the information set forth in Schedule A hereto furnished to the Company by or through you or on your behalf expressly for use in the Registration Statement or the Prospectus does not contain an untrue statement of a material fact and does not omit to state a material fact in connection with such information required to be stated therein or necessary to make such information not misleading.

3.   Purchase and Sale of Notes.

On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein contained, the Company agrees to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Company, at a purchase price of 99.008% of the principal amount thereof, plus accrued interest, if any, from the date of the first authentication of the Notes to the Closing Date (as hereinafter defined), the respective principal amounts of the Notes set forth below opposite the names of such Underwriters.

Underwriters	Principal Amount of Notes
Barclays Capital Inc.	$66,000,000
Citigroup Global Markets Inc.	$64,500,000
Morgan Stanley & Co. Incorporated	$64,500,000
JP Morgan Securities Inc.	$30,000,000
Wachovia Capital Markets, LLC	$30,000,000
BNP Paribas Securities Corp.	$15,000,000
McDonald Investments Inc.	$15,000,000
Scotia Capital (USA) Inc.	$15,000,000
Total	$ 300,000,000

4.   Public Offering.

The several Underwriters agree that as soon as practicable, in their judgment, they will make a public offering of their respective portions of the Notes in accordance with the terms set forth in the Prospectus.

5.   Delivery and Payment.

The Notes will be represented by one or more definitive global securities in book-entry form which will be deposited by or on behalf of the Company with The Depository Trust Company ("DTC") or its designated custodian. The Company will deliver the Notes to you against payment by you of the purchase price therefor (such delivery and payment herein referred to as the "Closing") by wire transfer of immediately available funds to the Company's account (No. 2-964-823) at Mellon Bank, NA (ABA Routing Number 031000037) by 10:00 A.M., New York Time, on the Closing Date. Such payment shall be made upon delivery of the Notes for the account of Barclays Capital Inc. at DTC. The Notes so to be delivered will be in fully registered form in such authorized denominations as established pursuant to the Indenture. The Company will make the Notes available for inspection by you at the office of JPMorgan Chase Bank, 4 New York Plaza, New York, New York 10004, Attention: Alfia Monastra not later than 10:00 A.M., New York Time, on the business day next preceding the Closing Date.

The term "Closing Date" wherever used in this Agreement shall mean August 19, 2004, or such other date (i) not later than the seventh full business day thereafter as maybe agreed upon in writing by the Company and you, or (ii) as shall be determined by postponement pursuant to the provisions of Section 10 hereof.

6.   Certain Covenants of the Company.

The Company covenants and agrees with the several Underwriters:

(a)   To prepare the Prospectus in a form approved by you and to file the Prospectus with the Commission pursuant to Rule 424(b) not later than the second business day following the execution and delivery of this Agreement; to advise you promptly of any such filing pursuant to Rule 424(b); to advise you promptly of any proposal to amend or supplement the Registration Statement or the Prospectus (including through the filing of any document that would as a result of such filing be incorporated or deemed to be incorporated by reference into the Prospectus), and not to file or effect such amendment or supplement if you have reasonably objected in writing; also to advise you promptly of (i) any amendment or supplement to the Registration Statement or the Prospectus (including through the filing of any document that would as a result of such filing be incorporated or deemed to be incorporated by reference into the Prospectus), (ii) any request by the Commission for any amendment or supplement to the Registration Statement or the Prospectus or for additional information, and (iii) the institution by the Commission of any stop order proceedings in respect of the Registration Statement or the initiation of any proceedings for that purpose, and to use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued;

(b)   To use its best efforts to qualify the Notes and to assist in the qualification of the Notes by you or on your behalf for offer and sale under the securities or "blue sky" laws of such jurisdictions as you may designate, to continue such qualification in effect so long as required for the distribution of the Notes and to reimburse you for any expenses (including filing fees and fees and disbursements of counsel) paid by you or on your behalf to qualify the Notes for offer and sale, to continue such qualification, to determine its eligibility for investment and to print any preliminary or supplemental "blue sky" survey or legal investment memorandum relating thereto; provided that the Company shall not be required to qualify as a foreign corporation in any State, to consent to service of process in any State other than with respect to claims arising out of the offering or sale of the Notes, or to meet any other requirement in connection with this paragraph (b) deemed by the Company to be unduly burdensome;

(c)   Promptly to deliver to you one signed copy of the registration statement as originally filed and of all amendments thereto heretofore or hereafter filed, including conformed copies of all exhibits except those incorporated by reference, and such number of conformed copies of the Registration Statement (but excluding the exhibits), each related preliminary prospectus, the Prospectus, and any amendments and supplements thereto, as you may reasonably request;

(d)   If at any time when a prospectus relating to the Notes is required to be delivered under the Act in connection with sales by an Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would contain an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act in connection with sales by an Underwriter or dealer, to advise you of such event or necessity, as the case may be, and, promptly upon request made by you, to prepare and file with the Commission an amendment or supplement that will correct such statement or omission or an amendment that will effect such compliance; provided that the expense of preparing and filing any such amendment or supplement (i) that is necessary in connection with such a delivery of a prospectus more than nine months after the date of this Agreement or (ii) that relates solely to the activities of any Underwriter shall be borne by the Underwriter or Underwriters or the dealer or dealers requiring the same; and provided further that you shall, upon inquiry by the Company, advise the Company whether or not any Underwriter or dealer which shall have been selected by you retains any unsold Notes and, for the purposes of this subsection (d), the Company shall be entitled to assume that the distribution of the Notes has been completed when it is advised by you that no Underwriter or such dealer retains any Notes;

(e)   As soon as practicable to make generally available to its security holders an earnings statement covering a period of at least twelve months beginning after the "effective date of the registration statement" within the meaning of Rule 158 under the Act which will satisfy the provisions of Section 11(a) of the Act;

(f)   To pay or bear (i) all expenses in connection with the matters herein required to be performed by the Company, including all expenses (except as provided in Section 6(d) above) in connection with the preparation and filing of the Registration Statement and the Prospectus, and any amendment or supplement thereto, and the furnishing of copies thereof to the Underwriters, and all audits, statements or reports in connection therewith, and all expenses in connection with the issue and delivery of the Notes to the Underwriters at the place designated in Section 5 hereof, any fees and expenses relating to the eligibility and issuance of the Notes in book-entry form and the cost of obtaining CUSIP or other identification numbers for the Notes, all federal and state taxes (if any) payable (not including any transfer taxes) upon the original issue of the Notes; (ii) all expenses in connection with the printing, reproduction and delivery of this Agreement and the printing, reproduction and delivery of any preliminary prospectus and each Prospectus, and (except as provided in Section 6(d) above) any amendment or supplement thereto, to the Underwriters; (iii) any and all fees payable in connection with the rating of the Notes; and (iv) the reasonable fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee, in connection with the Indenture and the Notes; and

(g)   During the period from the date of this Agreement through the Closing Date, the Company shall not, without the Underwriters' prior written consent, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any Notes, any security convertible into or exchangeable into or exercisable for Notes or any debt securities substantially similar to the Notes (except for the Notes issued pursuant to this Agreement).

7.   Conditions of Underwriters' Obligations.

The obligations of the several Underwriters to purchase and pay for the Notes on the Closing Date shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein at the date of this Agreement and the Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

(a)   You shall have received from PricewaterhouseCoopers LLP a letter, dated the date of this Agreement, in form and substance reasonably satisfactory to you and PricewaterhouseCoopers LLP, confirming that PricewaterhouseCoopers LLP is an independent registered public accounting firm with respect to the Company within the meaning of the Act and the Rules and Regulations, and stating in effect that:

   (i)   in their opinion, the consolidated financial statements and supplemental financial statement schedule of the Company audited by them and included or incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act, and the related published Rules and Regulations thereunder;

   (ii)   they have read the minutes of the meetings of the Board of Managers of the Company and Unanimous Written Consents of Managers in Lieu of Meetings of the Company as set forth in the minute books at a specified date not more than five days prior to the date of delivery of such letter;

   (iii)   they have performed the procedures specified by the Public Company Accounting Oversight Board (United States) for a review of interim financial information as described in Statement on Auditing Standards No. 100, Interim Financial Information, on the unaudited condensed interim financial statements of the Company included or incorporated by reference in the Registration Statement and have read the unaudited interim financial data for the period from the date of the latest balance sheet included or incorporated by reference in the Registration Statement to the date of the latest available interim financial data;

   (iv)   on the basis of the review referred to in clause (iii) above, a reading of the latest available interim financial statements of the Company, they have performed inquiries of certain officials of the Company who have responsibility for financial and accounting matters regarding the specific items for which representations are requested below and other specified procedures, nothing came to their attention that caused them to believe that:

(A)   any material modifications should be made to the unaudited condensed interim financial statements included or incorporated by reference in the Registration Statement for them to be in conformity with generally accepted accounting principles;

(B)   the unaudited condensed interim financial statements included or incorporated by reference in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the Act, the Exchange Act and the related published Rules and Regulations thereunder; or

(C)   at the date of the latest available interim balance sheet of the Company and at a specified date not more than five business days prior to the date of such letter, there was any increase in long-term debt or increase in accounts payable to affiliates, as compared with amounts shown on the latest consolidated balance sheet included or incorporated by reference in the Registration Statement; except in all cases for changes, increases or decreases that the Registration Statement discloses have occurred or may occur or that are described in such letter; and

   (v)   they have read certain financial and statistical amounts included or incorporated by reference in the Registration Statement and the Prospectus, which amounts are set forth in such letter and agreed such amounts to the Company's accounting records which are subject to controls over financial reporting or which have been derived directly from such accounting records by analysis or computation and have found such amounts to be in agreement with such results, except as otherwise specified in such letter and such other procedures as the Underwriters may request and PricewaterhouseCoopers LLP is willing to perform and report upon.

(b)   The Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 6(a) of this Agreement; and prior to Closing no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted, or, to the knowledge of the Company, shall be contemplated by the Commission and you shall have received at the Closing, a certificate, dated the Closing Date, of the Company to such effect.

(c)   Subsequent to the execution of this Agreement, there shall not have occurred (i) any material adverse change not contemplated by the Prospectus (as it exists on the date hereof) in or affecting particularly the business or properties of the Company which, in your judgment, materially impairs the investment quality of the Notes; (ii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iii) a general banking moratorium declared by federal or New York authorities or a material disruption in securities settlement, payment or clearance services in the United States; (iv) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in your reasonable judgment, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical and inadvisable to proceed with completion of the sale of and payment for the Notes and you shall have made a similar determination with respect to all other underwritings of debt securities of utility or energy companies in which you are participating and have a contractual right to make such a determination; or (v) any decrease in the ratings of the Notes by Standard & Poor's Ratings Group, Moody's Investors Service or Fitch, Inc. or any such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Notes.

(d)   You shall have received from Thomas D. Salus, Esq., Senior Counsel, or such other counsel for the Company as may be acceptable to you, an opinion in form and substance satisfactory to you, dated the Closing Date and addressed to you, as Representatives of the Underwriters, to the effect that:

   (i)   The Company has been duly formed and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, with power and authority to own its properties and conduct its business as described in the Prospectus;

   (ii)   The Notes have been duly authorized, executed and delivered by the Company and, assuming due authentication and delivery by the Trustee in the manner provided for in the Indenture, and delivery against payment therefor, constitute valid and binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, except to the extent limited by the Enforceability Exceptions;

   (iii)   The Indenture has been duly authorized, executed and delivered by the Company, and, assuming due authorization, execution and delivery by the Trustee, constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent limited by the Enforceability Exceptions;

   (iv)   The descriptions in the Registration Statement and the Prospectus of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; and (1) such counsel does not know of any legal or governmental proceedings required to be described in the Registration Statement or Prospectus which are not described, or of any contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required and (2) nothing has come to the attention of such counsel that would lead such counsel to believe either that the Registration Statement, at its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as supplemented, as of the date of this Agreement, and as it shall have been amended or supplemented, as of the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no opinion as to the financial statements and other financial data contained in the Registration Statement or the Prospectus;

   (v)   This Agreement has been duly authorized, executed and delivered by the Company;

   (vi)   No consent, approval, authorization or other order of any public board or body of the United States or the Commonwealth of Pennsylvania (other than in connection or compliance with the provisions of the securities or "blue sky" laws of any jurisdiction, as to which such counsel need express no opinion) is legally required for the authorization of the issuance and sale of the Notes; and

   (vii)   The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Indenture and the Notes will not contravene (i) the Company's Certificate of Formation or Limited Liability Company Agreement, (ii) to the best of such counsel's knowledge, any indenture, bank loan or credit agreement or other evidence of indebtedness binding upon the Company or any agreement or other instrument binding upon the Company that, in the case of any such agreement specified in this clause (ii) is material to the Company, or (iii) to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company.

In rendering such opinion, such counsel may rely as to matters governed by New York law upon the opinion of Dewey Ballantine LLP referred to in Section 7(e) of this Agreement.

(e)   You shall have received from Dewey Ballantine LLP, counsel to the Company, an opinion in form and substance satisfactory to you, dated the Closing Date and addressed to you, as Representatives of the Underwriters, to the effect that:

   (i)   The Company has been duly formed and is validly existing as a limited liability company in good standing under the laws of the State of Delaware;

    (ii)   The Notes have been duly authorized, executed and delivered by the Company and, assuming due authentication and delivery by the Trustee in the manner provided for in the Indenture, will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, except to the extent limited by the Enforceability Exceptions;

    (iii)   The Indenture has been duly authorized, executed and delivered by the Company, is duly qualified under the Trust Indenture Act and, assuming due authorization, execution and delivery by the Trustee, constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent limited by the Enforceability Exceptions;

    (iv)   (1)  The Registration Statement has become effective under the Act, and the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein; (2) to the best of the knowledge of such counsel after inquiry of the Company and the staff of the Commission, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted under the Act; (3) the Registration Statement, as of its effective date, the Prospectus, as of the date of this Agreement, and any amendment or supplement thereto, as of its date, complied as to form in all material respects with the requirements of the Act, the Trust Indenture Act and the Rules and Regulations thereunder; and (4) nothing has come to the attention of such counsel that would lead such counsel to believe either that the Registration Statement, at its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as supplemented, as of the date of this Agreement, and as it shall have been amended or supplemented, as of the Closing Date, contained or contains any untrue statement of a material fact or omits or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no opinion as to the financial statements and other financial or statistical data contained or incorporated by reference in the Registration Statement or the Prospectus;

    (v)   The statements in the Prospectus under the captions "Description of the Debt Securities" and "Description of the Senior Notes", insofar as they purport to constitute summaries of certain terms of the Indenture and the Notes, in each case constitute accurate summaries of such terms of such document and securities, in all material respects;

    (vi)   This Agreement has been duly authorized, executed and delivered by the Company;

    (vii)   No consent, approval, authorization or other order of any public board or body of the United States or the State of New York (other than in connection or compliance with the provisions of the securities or "blue sky" laws of any jurisdiction, as to which such counsel need express no opinion) is legally required for the authorization of the issuance of the Notes; and

    (viii)   The Company is not an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

In rendering such opinion, Dewey Ballantine LLP may rely as to matters governed by Pennsylvania law upon the opinion of Thomas D. Salus, Esq. or such other counsel referred to in subsection (d).

(f)   You shall have received from Sullivan & Cromwell LLP, counsel for the Underwriters, such opinion or opinions in form and substance satisfactory to you, dated the Closing Date, with respect to matters as you may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters. In rendering such opinion or opinions, Sullivan & Cromwell LLP may rely as to matters governed by Pennsylvania law upon the opinion of Thomas D. Salus, Esq. or such other counsel referred to above.

(g)   You shall have received a certificate, dated the Closing Date, of the Controller and the Treasurer of the Company, in which such officers, to the best of their knowledge after reasonable investigation, shall state that (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects as of the Closing Date, (ii) the Company has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date, (iii) no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or are pending by the Commission, and (iv) subsequent to the date of the latest financial statements in the Prospectus, there has been no material adverse change in the financial position or results of operations of the Company except as set forth or contemplated in the Prospectus or as described in such certificate;

(h)   You shall have received from the Company a copy of the rating letters from Standard & Poor's, Moody's Investors Service and Fitch, Inc. assigning ratings on the Notes of at least BBB, Baa2 and BBB+, respectively; and

(i)   You shall have received a letter from PricewaterhouseCoopers LLP, dated the Closing Date, which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than five days prior to the Closing Date for the purposes of this subsection.

The Company will furnish you as promptly as practicable after the Closing Date with such conformed copies of such opinions, certificates, letters and documents as you may reasonably request.

In case any such condition shall not have been satisfied, this Agreement may be terminated by you upon notice in writing or by telegram to the Company without liability or obligation on the part of the Company or any Underwriter, except as provided in Sections 6(b), 6(f), 9, 11 and 13 hereof.

8.   Conditions of Company's Obligations.

The obligations of the Company to sell and deliver the Notes on the Closing Date are subject to the condition that at the Closing Date no stop order suspending the effectiveness of the Registration Statement shall be in effect or proceeding therefor shall have been instituted or, to the knowledge of the Company, shall be contemplated.

If such condition shall not have been satisfied, then the Company shall be entitled, by notice in writing or by telegram to you, to terminate this Agreement without any liability on the part of the Company or any Underwriter, except as provided in Sections 6(b), 6(f), 9, 11 and 13 hereof.

9.   Indemnification and Contribution.

(a)   The Company agrees that it will indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act, against any loss, expense, claim, damage or liability to which, jointly or severally, such Underwriter or such controlling person may become subject, under the Act or otherwise, insofar as such loss, expense, claim, damage or liability (or actions in respect thereof) arises out of or is based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, any related preliminary prospectus, or any amendment or supplement to any thereof, or arises out of or is based upon the omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading and, except as hereinafter in this Section provided, the Company agrees to reimburse each Underwriter and each person who controls any Underwriter as aforesaid for any reasonable legal or other expenses as incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, expense, claim, damage or liability; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, expense, claim, damage or liability arises out of or is based on an untrue statement or alleged untrue statement or omission or alleged omission made in any such document in reliance upon, and in conformity with, written information furnished to the Company as set forth in Schedule A hereto by or through you on behalf of any Underwriter expressly for use in any such document or arises out of, or is based on, statements or omissions from the part of the Registration Statement which shall constitute the Statement of Eligibility under the Trust Indenture Act of the Trustee under the Indenture; and provided further, that with respect to any untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus or supplement, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, expense, claim, damage or liability purchased the Notes concerned (or to the benefit of any person controlling such Underwriter), if a copy of the Prospectus (not including documents incorporated by reference therein) or of the Prospectus as then amended or supplemented (not including documents incorporated by reference therein) was not sent or given by or on behalf of such Underwriter to such person at or prior to the written confirmation of the sale of such Notes to such person, and if the Prospectus (not including documents incorporated by reference therein) or the Prospectus as then amended or supplemented (not including documents incorporated by reference therein) would have cured the defect giving rise to such loss, claim, damage or liability, unless such failure is the result of noncompliance by the Company with this Section 9(a).

(b)   Each Underwriter agrees that it will indemnify and hold harmless the Company and its officers and directors, and each of them, and each person, if any, who controls the Company within the meaning of Section 15 of the Act, against any loss, expense, claim, damage or liability to which it or they may become subject, under the Act or otherwise, insofar as such loss, expense, claim, damage or liability (or actions in respect thereof) arises out of or is based on any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, any related preliminary prospectus, or any amendment or supplement to any thereof, or arises out of or is based upon the omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, and only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any such documents in reliance upon, and in conformity with, written information furnished to the Company as set forth in Schedule A hereto by or through you on behalf of such Underwriter expressly for use in any such document; and, except as hereinafter in this Section provided, each Underwriter agrees to reimburse the Company and its officers and directors, and each of them, and each person, if any, who controls the Company within the meaning of Section 15 of the Act, for any reasonable legal or other expenses incurred by it or them in connection with investigating or defending any such loss, expense, claim, damage or liability.

(c)   Upon receipt of notice of the commencement of any action against an indemnified party, the indemnified party shall, with reasonable promptness, if a claim in respect thereof is to be made against an indemnifying party under its agreement contained in this Section 9, notify such indemnifying party in writing of the commencement thereof; but the omission so to notify an indemnifying party shall not relieve it from any liability which it may have to the indemnified party otherwise than under its agreement contained in this Section 9. In the case of any such notice to an indemnifying party, it shall be entitled to participate at its own expense in the defense, or if it so elects, to assume the defense, of any such action, but, if it elects to assume the defense, such defense shall be conducted by counsel chosen by it and satisfactory to the indemnified party and to any other indemnifying party defendant in the suit. In the event that any indemnifying party elects to assume the defense of any such action and retain such counsel, the indemnified party shall bear the fees and expenses of any additional counsel retained by it. No indemnifying party shall be liable in the event of any settlement of any such action effected without its consent. Each indemnified party agrees promptly to notify each indemnifying party of the commencement of any litigation or proceedings against it in connection with the issue and sale of the Notes.

(d)   If any Underwriter or person entitled to indemnification by the terms of subsection (a) of this Section 9 shall have given notice to the Company of a claim in respect thereof pursuant to subsection (c) of this Section 9, and if such claim for indemnification is thereafter held by a court to be unavailable for any reason other than by reason of the terms of this Section 9 or if such claim is unavailable under controlling precedent, such Underwriter or person shall be entitled to contribution from the Company to liabilities and expenses, except to the extent that contribution is not permitted under Section 11(f) of the Act. In determining the amount of contribution to which such Underwriter or person is entitled, there shall be considered the relative benefits received by such Underwriter or person and the Company from the offering of the Notes that were the subject of the claim for indemnification (taking into account the portion of the proceeds of the offering realized by each), the Underwriter or person's relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and any other equitable considerations appropriate under the circumstances. The Company and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose).

(e)   No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 9 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party and all liability arising out of such litigation, investigation, proceeding or claim, and (ii) does not include a statement as to or an admission of fault, culpability or the failure to act by or on behalf of any indemnified party.

(f)   The indemnity and contribution provided for in this Section 9 and the representations and warranties of the Company and the several Underwriters set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or the Company or their respective directors or officers, (ii) the acceptance of any Notes and payment therefor under this Agreement, and (iii) any termination of this Agreement.

10.   Default of Underwriters.

If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase Notes that it has or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Notes which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of Notes to be purchased on such date, the other Underwriters shall be obligated severally in the proportion which their respective commitments hereunder bear to the total commitment of the non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Notes which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Notes that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 10 by an amount in excess of one-ninth of such principal amount of Notes without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Notes which it or they have agreed to purchase hereunder on such date and the aggregate principal amount of Notes with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Notes to be purchased on such date, and arrangements satisfactory to you and the Company for the purchase of such Notes are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or of the Company. In any such case either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven full business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents, and the Company will promptly file any amendments to the Registration Statement or supplements to the Prospectus which may thereby be made necessary.

11.   Survival of Certain Representations and Obligations.

The respective indemnities, agreements, representations and warranties of the Company and of or on behalf of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter or the Company or any of its officers or directors or any controlling person, and will survive delivery of and payment for the Notes. If for any reason the purchase of the Notes by the Underwriters is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 6, and the respective obligations of the Company and the Underwriters pursuant to Section 9 hereof shall remain in effect.

12.   Notices.

The Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of each of the Underwriters if the same shall have been made or given by you jointly or by Barclays Capital Inc. All statements, requests, notices, consents and agreements hereunder shall be in writing, or by telegraph subsequently confirmed in writing, and, if to the Company, shall be sufficient in all respects if delivered or mailed to the Company at Two North Ninth Street, Allentown, Pennsylvania 18101 (facsimile: 610-774-5235), Attn: Treasurer, and, if to you, shall be sufficient in all respects if delivered or mailed to you at the address set forth on the first page hereof (a copy of which shall be sent to Barclays Capital Inc., 200 Park Avenue, New York, New York 10166, Attn: Syndicate Department); provided, however, that any notice to an Underwriter pursuant to Section 9 hereof will also be delivered or mailed to such Underwriter at the address, if any, of such Underwriter furnished to the Company in writing for the purpose of communications hereunder.

13.   Parties in Interest.

This Agreement shall inure solely to the benefit of the Company and the Underwriters and, to the extent provided in Section 9 hereof, to any person who controls any Underwriter, to the officers and directors of the Company, and to any person who controls the Company, and their respective successors. No other person, partnership, association or corporation shall acquire or have any right under or by virtue of this Agreement. The term "successor" shall not include any assignee of an Underwriter (other than one who shall acquire all or substantially all of such Underwriter's business and properties), nor shall it include any purchaser of Notes from any Underwriter merely because of such purchase.

14.   Representation of Underwriters.

Any action under this Agreement taken by the Representatives will be binding upon all the Underwriters.

15.   Counterparts.

      This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

16.   Effectiveness.

      This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

17.   Applicable Law.

      This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

18.   Headings.

The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company and the several Underwriters in accordance with its terms.

Yours very truly,

PPL ENERGY SUPPLY, LLC

By:
   Name:
   Title:

The foregoing Underwriting Agreement is hereby
confirmed and accepted as of the date first above written.

BARCLAYS CAPITAL Inc.
Citigroup global markets inc.
Morgan stanley & co. incorporated

Acting severally on behalf of
themselves and as Representatives of
the several Underwriters named in
Section 3 hereof.

By:    BARCLAYS CAPITAL Inc.

   By:
       Name:
       Title:

By:    Citigroup Global Markets Inc.

   By:
       Name:
      Title:

By:    Morgan Stanley & Co. Incorporated

   By:
      Name:
      Title:

SCHEDULE A

Information Represented and Warranted by the Underwriters
Pursuant to Section 2 of Underwriting Agreement

1.   The third paragraph under the caption "Underwriting" in the Prospectus Supplement;

2.   The second half of the first sentence and the second sentence of the sixth paragraph under the caption "Underwriting" in the Prospectus Supplement; and

3.   The seventh paragraph under the heading "Underwriting" in the Prospectus Supplement.